TIFF Investment Program (“TIP”)

Supplement dated September 28, 2017

to the TIP Prospectus dated May 1, 2017

This supplement provides new and additional information to the TIP prospectus dated May 1, 2017. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On September 21, 2017, the Board of Trustees of TIP approved a money manager agreement for TIFF Multi-Asset Fund (“MAF”) with a new money manager, AQR Capital Management, LLC (“AQR”), and also approved an amendment to the money manager agreement and amended and restated fee schedule for MAF with existing money manager, Hosking Partners LLP (“Hosking”).

All references to Amundi Smith Breeden, LLC are hereby changed to Amundi Pioneer Asset Management, Inc. under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers.”

Glenhill Capital Advisors, LLC and Mondrian Investment Partners Limited no longer manage assets for MAF, so all references to the firms are hereby deleted under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers.”

The following paragraph is added under the heading “Money Managers and Their Strategies” on page 12 of the prospectus, after the description of Amundi Smith Breeden, LLC and before the description of Fundsmith, LLP:

AQR Capital Management, LLC manages two separate investment mandates for Multi-Asset Fund. The first mandate is a US minimal constraint mandate (the “AQR US mandate”) for which the manager’s investment approach will be to target on average a long exposure of 130% of net assets with a short exposure of 30% of net assets, in US equities, benchmarked to the Russell 1000 Index.  The second mandate is an international minimal constraint mandate (the “AQR EAFE mandate”) for which the manager‘s investment approach will be to target on average a long exposure of 130% of net assets with a short exposure of 30% of net assets, in international equities, benchmarked to the MSCI EAFE Index.  Actual long and short exposures for each mandate will vary according to market conditions. For both investment mandates, the manager utilizes a quantitative investment process that systematically evaluates securities by analyzing a variety of data through the use of models to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value and momentum strategies.

The following information replaces the paragraphs regarding AJO, LP in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 24 of the prospectus:

AJO, LP, (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. The fee formula for the large-cap US equities mandate entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points. The portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. For assets managed by AJO in the small-cap emerging markets mandate, the performance-based fee formula provides that AJO will receive 20.2% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI Emerging Markets Small Cap Index (net), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period, provided, however, that the performance fee does not exceed an amount equal to 161.5 basis points multiplied by the average net asset value over the same period. During the first five years after a contribution to the account, the performance fee is similarly structured, with the measurement periods starting at a specified inception date and running through each annual calculation date.

A team of investment professionals manages the large-cap US equities mandate and the small-cap emerging markets mandate. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers, and Christopher J. W. Whitehead. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with AJO since he founded the firm in 1984. Stefani Cranston (CFA, CPA, Principal) has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore (CFA, Principal) has been a portfolio manager and a research analyst with the firm since 1998. Gregory J. Rogers (CFA, Principal) has been a trader with AJO since 1993 and a portfolio manager since 2012. Christopher J. W. Whitehead (CFA, Principal) joined AJO in 2000 and has been a portfolio manager and a research analyst with the firm since 2004.

The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 25 of the prospectus, after the description of Amundi Smith Breeden, LLC and before the description of Fundsmith, LLP:

AQR Capital Management, LLC (Two Greenwich Plaza, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance.  For the AQR US mandate, the manager will receive an asset-based fee of 0.20% per year on all assets comprising the AQR US mandate account and a performance-based fee of 17% of the amount by which the value of the AQR US mandate account exceeds the value of a hurdle account, determined by reference to the Russell 1000 Index, calculated over 12-month periods ending December 31.  For the AQR EAFE mandate, the manager will receive an asset-based fee of 0.30% per year on all assets comprising the AQR EAFE mandate account and a performance-based fee of 17% of the amount by which the value of the AQR EAFE mandate account exceeds the value of a hurdle account, determined by reference to the MSCI EAFE Index, calculated over 12-month periods ending December 31.  Michele L. Aghassi, Ph.D., is a Principal and has been with AQR since 2005.  Andrea Frazzini, Ph.D., M.S., is a Principal and has been with AQR since 2008.  Jacques A. Friedman, M.S., is a Principal and has been with AQR since 1998.  Hoon Kim, Ph.D., M.B.A., CFA, is a Principal and has been with AQR since 2005.  AQR is expected to begin managing assets for Multi-Asset Fund in October 2017.

The following paragraph replaces similar information with respect to Hosking Partners LLP in the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 25 of the prospectus, after the description of Green Court Capital Management Limited and before the description of Kopernik Global Investors, LLC:

Hosking Partners LLP (St Vincent House, 30 Orange Street, London WC2H 7HH, United Kingdom) is compensated in part based on assets and in part based on performance. The manager receives an asset-based fee, payable monthly, and a performance fee, payable annually. With respect to the asset-based fee, the manager receives 0.275% per year on all assets comprising the portfolio. The performance fee formula provides that Hosking will receive 18% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of a blended benchmark, comprised of 50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period. During the first five years after funding, the performance fee is similarly structured, with an assumed return for years prior to the funding date equal to the benchmark return. Jeremy Hosking (Senior Partner and Portfolio Manager) founded Hosking in 2013. Prior to founding Hosking, he was head of the global division and portfolio manager for Marathon Asset Management LLP, a firm he co-founded in 1986. James Seddon (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a global portfolio manager at Marathon Asset Management LLP for six years. Julius Mort (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a global fund manager at Marathon Asset Management LLP from 2010 through 2012. Previous to that, he was deputy emerging markets fund manager at Threadneedle from 2007. Luke Bridgeman (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a senior analyst at Marathon Asset Management LLP from 2009 through 2012. Django Davidson (Partner and Portfolio Manager) joined Hosking in 2013. Prior to joining Hosking, he was a partner at Algebris Investments LLP from 2009 to 2012.

The following definition is added to the Glossary on page 39 of the prospectus:

“Beta” is an asset’s sensitivity to market moves. If the market gains 10%, an asset with a beta of 1.0 will, on average, gain 10%.

Please keep this supplement for future reference.